Earnings (Loss) Per Common Share	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Earnings (Loss) Per Common Share
10.	Earnings (Loss) per Common Share

Basic earnings (loss) per common share (“EPS”) are calculated using the weighted average number of shares of common stock outstanding during each period. A reconciliation of the numerators and denominators of the basic and diluted EPS calculations follows.

	Years Ended December 31,
(In millions, except per share data)	2013	2012	2011
Numerator:
Net income attributable to SLM Corporation	$1,418	$939	$633
Preferred stock dividends	20	20	18

Net income attributable to SLM Corporation common stock	$1,398	$919	$615

Denominator:
Weighted average shares used to compute basic EPS	440	476	517
Effect of dilutive securities:
Dilutive effect of stock options, non-vested deferred compensation and restricted stock, restricted stock units and Employee Stock Purchase Plan (“ESPP”)(1)	9	7	6

Dilutive potential common shares(2)	9	7	6

Weighted average shares used to compute diluted EPS	449	483	523

Basic earnings (loss) per common share attributable to SLM Corporation:
Continuing operations	$2.94	$1.93	$1.12
Discontinued operations	.24	—	.07

Total	$3.18	$1.93	$1.19

Diluted earnings (loss) per common share attributable to SLM Corporation:
Continuing operations	$2.89	$1.90	$1.11
Discontinued operations	.23	—	.07

Total	$3.12	$1.90	$1.18

(1)

Includes the potential dilutive effect of additional common shares that are issuable upon exercise of outstanding stock options, non-vested deferred compensation and restricted stock, restricted stock units, and the outstanding commitment to issue shares under the ESPP, determined by the treasury stock method.

(2)

For the years ended December 31, 2013, 2012 and 2011, securities covering approximately 3 million, 12 million and 16 million shares, respectively, were outstanding but not included in the computation of diluted earnings per share because they were anti-dilutive.